AMENDMENT 3 TO DEVELOPMENT COLLABORATION AGREEMENT

THIS AMENDMENT IS MADE ON 4 OCTOBER 2024 AND ENTERED INTO BY AND BETWEEN:

1. **LIXTE BIOTECHNOLOGY HOLDINGS, INC. and its wholly owned subsidiary LIXTE BIOTECHNOLOGY, INC. (collectively "Lixte"), with its office and place of business at 680 E Colorado Blvd., Suite 180, Pasadena, CA 91101 and**
2. **STICHTING HET NEDERLANDS KANKER INSTITUUT – ANTONI VAN LEEUWENHOEK ZIEKENHUIS, a foundation incorporated under the laws of The Netherlands, with its registered office at Plesmanlaan 121, 1066 CX Amsterdam ("NKI-AVL" or "Institution") and**
3. **STICHTING ONCODE INSTITUTE, a foundation incorporated under the laws of The Netherlands, with its registered office at Jaarbeursplein 6, 3521AL, Utrecht, and registered with the chamber of commerce with number 69303010 ("Oncode").**

Each of Lixte, NKI-AVL and Oncode are referred to as a "Party" and together as, the "Parties." each a **"Party"** and together the **"Parties"**.

WHEREAS

1. Parties have entered into a Development Collaboration Agreement with effective date of 8 October 2021 (the "**Agreement**");
2. Parties wish to suspend the Agreement by adding language to cover a pause of the Study, as set forth in this amendment (the "**Amendment**");

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1 In Section 9, the ''fifth anniversary" as termination date shall be replaced by a Suspension Date (the "Suspension Date") of 30 September 2024. The new Effective Date (the "Effective Date") shall be the date that the first patient is dosed in the Phase 1b study with the combination of LB−100 (PP2A inhibitor) and a WEE1 inhibitor in patients with metastatic colorectal cancer (the "COLLEE Trial"). The new termination date shall be one (1) year from the date of the dosing of the first patient in the COLLEE Trial.

2 The Exhibit A shall be amended with the following research activities and budget and shall read as follows:

<u>EXHIBIT A</u>

<u>THE STUDY</u>

<u>It is proposed to focus the research collaboration on 1 topic, as described below.</u>

<u>1. Translational studies on patient material derived from upcoming clinical trials at NKI testing combinations of LB-100 with PDL1 or ZN-C3.</u>

Our pre-clinical studies have identified several new aspects of LB-100 biology, including misregulation of mRNA splicing, generation of neo-antigens and a form of acquired drug resistance associated with reduced levels of tumor aneuploidy. Moreover, our data indicate that PEBP1 can be a potential biomarker of response to LB-100 (combination) therapies.

The potential performance of two clinical trials at NKI, combining LB-100 with either PDL1 or ZN-C3 provides an opportunity to ask if these aspects of LB-100 biology are also seen in patient tumor samples during LB-100

therapy. To address this, we will use biopsies from patients in NKI trials before and during LB-100 therapy for several translational studies.

1. We will perform RNAseq on RNA isolated from tumor biopsies before therapy and on treatment to ask if mRNA missplicing is also induced in patients.
2. If we see evidence for missplicing, we will perform immunopeptidomic analyses to ask if neo-antigens are presented by the MHC class I antigens on the tumor cells during LB-100 treatment.
3. We will perform low coverage Next Generation Sequencing to assess changes in aneuploidy during LB-100 treatment.
4. We will measure protein levels of PEBP1 using immunohistochemistry to ask if tumors with low PEBP1 are less responsive to LB-100 based therapies.

Budget:

Duration of the extension of the Study is one (1) year and starts upon the dosing of the first patient in the COLLEE Trial.

Annual project cost of €100.000, which includes salary cost, consumable costs, infrastructure support and overhead. This amount shall be invoiced quarterly at the end of each quarter of the extended Study.

The Study:

The research collaboration shall focus on the topics referenced in Exhibit A of this Amendment No. 3.

3 The Parties agree that the terms of this Amendment are intended to be supplemental to the terms of the Agreement. Except as specifically set forth in this Amendment, all provisions of the Agreement shall remain in full force and effect and shall apply to this Amendment as well. Capitalized terms used but not defined in this Amendment shall have the respective meaning defined in the Agreement.

4 This Amendment shall enter into force on the date of the last signature to this Amendment.

-signature page follows-

Docusign Envelope ID: 35DC7762-2524-4984-AB2B-A0D38799EE36

IN WITNESS WHEREOF the Parties have caused this Amendment to be executed by their duly authorised representatives.

LIXTE BIOTECHNOLOGY HOLDINGS, INC. /

LIXTE BIOTECHNOLOGY, INC.

Name(s): Bas van der Baan

Title(s): Chief Executive Officer

Date(s): 11/29/24

Signature(s):

____

Stichting Oncode Institute

Name: Chris de Jonghe

Title: Valorization Director

Date: 28/11/24

Signature:

____

STICHTING HET NEDERLANDS KANKER INSTITUUT – ANTONI VAN LEEUWENHOEK ZIEKENHUIS

Name: Henri van Luenen

Title: Director of Operations

Date: 18 November 2024

Signature:

DocuSigned by:
Henri van Luenen
9326534DE89D408...

____

docusign

Certificaat betreffende voltooiing

Envelop-id: 35DC7762-2524-4984-AB2B-A0D38799EE36		Status: Voltooid
Onderwerp: 12943 redline_v2_Amendment 3 Lixte-NKI-Oncode project_sg2 2024.11.14 - Si...		
Bronenvelop:		
Documentpagina's: 3	Handtekeningen: 1	Opdrachtgever van envelop:
Certificaatpagina's: 2	Initialen: 0	Frank Hoorn
Begeleide ondertekening: Ingeschakeld		f.hoorn@nki.nl
Stempel met envelop-id plaatsen: Ingeschakeld		IP-adres: 194.171.7.38
Tijdzone: (UTC+01:00) Amsterdam, Berlijn, Bern, Rome, Stockholm, Wenen		

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Status: Original 18-11-2024 16:37:43	Houder: Frank Hoorn f.hoorn@nki.nl	Locatie: DocuSign

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